SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 16, 2018

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, CO 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President & CEO, Thomas Thekkethala, and Appointment of Matthew Stecker as President & CEO

Effective July 16, 2018, the Board of Directors of Evolving Systems, Inc. (“Company”) removed Thomas Thekkethala as President & CEO, for cause, and appointed Matthew Stecker to serve as President & CEO.

As a for-cause termination, the board does not intend to pay Mr. Thekkethala any severance, either under his employment agreement or otherwise. There were, however, no disagreements between the Company and Mr. Thekkethala as to any financial or accounting issue.  The board anticipates no change in financial condition or outlook or performance related to this change.

Matthew Stecker, 49, joined the Board of Directors in March 2016, was named Chairman of the Board in August 2016 and Executive Chairman in April 2018. He has served as a Senior Policy Advisor to the United States Department of Commerce since November 2014 and currently serves on the board of Live Microsystems, Inc. (OTC:LMSC). He previously served on the boards of MRV Communications from April 2013 to June 2016 and HealthWarehouse.com Inc. from December 2010 to August 2013, where he also served on the compensation committee.  From January to November 2014, Mr. Stecker served as the Vice President of Mobile Entertainment for RealNetworks (NASDAQ:RNWK). From November 2009 to December 2013, he served as CEO of Live MicroSystems, Inc., and from April 2005 to November 2009 he was a senior executive in both Telecom Operations and Strategy at Cartesian, Inc. (NASDAQ:CRTN). He received his BA from Duke University, and his JD from the University of North Carolina at Chapel Hill School of Law.

Mr. Stecker’s current annual compensation will remain unchanged. Information regarding Mr. Stecker’s compensation was previously provided by the Company in a Form 8-K filed with the Securities and Exchange Commission on April 4, 2018.

ITEM 8.01                                  Other Events

On July 18, 2018, Evolving Systems, Inc. issued a press release announcing the removal of Thomas Thekkethala as President & CEO and appointing Matthew Stecker to serve in those roles.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d)                                 Exhibits.  The following Exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release Announcing Appointment of Matthew Stecker as Chief Executive Officer.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing Appointment of Matthew Stecker as Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2018

Evolving Systems, Inc.

By:	/s/ MARK SZYNKOWSKI
Mark Szynkowski
Sr. Vice President of Finance